UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2008
COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	0-51937	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51938	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01	Other Events
     On each of January 8, 2008 and January 23, 2008, Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (the “Trust” and, together with the Company, collectively “CODI,” “us” or “we”) filed a Current Report on Form 8-K to report the completion of its acquisition of Fox Factory, Inc. (“Fox”) and the acquisition of Staffmark Investment LLC (“Staffmark”) by its subsidiary CBS Personnel Holdings, Inc., respectively. We are filing this Current Report on Form 8-K to report the audited financial statements of Fox and Staffmark and the unaudited pro forma financial information described in Item 9.01 of Form 8-K, respectively.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

23.1	Consent of Hutchinson and Bloodgood LLP
23.2	Consent of Grant Thornton LLP
99.1	December 31, 2006 audited financials and September 30, 2007 interim financials for Fox Factory, Inc.
99.2	December 31, 2006 audited financials and September 30, 2007 interim financials for Staffmark Investment LLC.
99.3	December 31, 2006 Unaudited condensed combined pro forma financials and September 30, 2007 interim condensed combined pro forma financials for Compass Diversified Holdings.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2008	COMPASS DIVERSIFIED HOLDINGS
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2008	COMPASS GROUP DIVERSIFIED HOLDINGS LLC
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.

23.1	Consent of Hutchinson and Bloodgood LLP
23.2	Consent of Grant Thornton LLP
99.1	December 31, 2006 audited financials and September 30, 2007 interim financials for Fox Factory, Inc.
99.2	December 31, 2006 audited financials and September 30, 2007 interim financials for Staffmark Investment LLC.
99.3	December 31, 2006 Unaudited condensed combined pro forma financials and September 30, 2007 interim condensed combined pro forma financials for Compass Diversified Holdings.

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